UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 5, 2007

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC  29456

(Address of principal executive offices) (Zip Code)

(843) 740-7015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 5, 2007, Force Protection, Inc. (the “Company”) announced that it had received an order from the U.S. Marine Corps for the purchase of services in support of operation of the Mine Resistant Ambush Protected (MRAP) Vehicles University, which is an MRAP training program at Red River Army Depot. This award was made pursuant to the U.S. Marine Corps delivery order under Contract Agreement No. M67854-07-D-5031, filed as exhibit 10.1 to Company’s Current Report on Form 8-K filed on February 5, 2007.

The total approximate value of the order is $83.6 million, as confirmed by the U.S. Department of Defense. The Company had previously announced that the order had an estimated value of $91.8. On November 8, 2007, the Company issued a corrective press release with respect to the value of this order.

Pursuant to the Company’s agreement with General Dynamics Land Systems, a portion of the work under this contract will be performed by General Dynamics Land Systems pursuant to a subcontract. Work under the contract is scheduled for completion by November 2008.

On November 8, 2007, the Company announced that it has received a contract from the U.S. Army’s Tank Automotive and Armaments Command, or TACOM, for the production of an additional 29 Buffalo mine-protected vehicles. The approximate total value of the contract is $22.3 million.

This  Current Report on Form 8-K  contains forward-looking statements that involve risks and uncertainties. The Company generally uses words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in the Company’s Form 10-K and other reports filed with the Securities and Exchange Commission. Although management believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and the Company’s future results, levels of activity, performance or achievements may not meet these expectations. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in expectations, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2007

Force Protection, Inc.

By:	/s/ Michael Durski
	Name:	Michael Durski
	Title:	Chief Financial Officer